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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Earliest Event Reported
                                February 19, 2002

                       Environmental Tectonics Corporation
             (Exact name of registrant as specified in its charter)

                                  Pennsylvania
         (State or other jurisdiction of incorporation of organization)



          1-10655                                     23-1714256
          -------                                     ----------
 (Commission File Number)                (IRS Employer Identification Number)

      County Line Industrial Park
       Southampton, Pennsylvania                          18966
  ----------------------------------------              ----------
  (Address of principal executive offices)              (Zip Code)

        Registrant's telephone number, including area code (215) 355-9100



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Item 5.  Other Events and Required FD Disclosure.

         On February 19, 2003, Environmental Tectonics Corporation (AMEX:ETC) ("ETC") completed a refinancing of its indebtedness, with PNC Bank, National Association ("PNC") and H.F. Lenfest ("Lenfest"), in the aggregate amount of $29,800,000. A portion of the proceeds from the refinancing was used to satisfy ETC's existing obligations to Wachovia Bank, National Association, formerly known as First Union National Bank ("Wachovia"), ETC's former lender, and to permit PNC to issue a letter of credit as credit support for ETC's outstanding taxable variable rate demand/fixed rate revenue bonds series of 2000. The remaining proceeds will be used for working capital purposes, and general corporate purposes directly related to growth.

         ETC established a senior credit facility with PNC which includes: (i) a revolving credit facility in the maximum, aggregate principal amount of $12,000,000 to be used for ETC's working capital and general corporate purposes, including capital expenditures, with a sublimit for issuances of letters of credit in the maximum amount of $7,500,000 (the "Revolving Loan"), (ii) a cash collateralized line of credit facility in the aggregate amount of $2,800,000 for the issuance of standby and trade letters of credit (the "Line of Credit"), and
(iii) a standby letter of credit (the "Letter of Credit") in the amount of $5,025,410 as credit support for ETC's series of 2000 bonds.

         The terms of the Revolving Loan and the Line of Credit are set forth in a Credit Agreement, dated as of February 18, 2003, between ETC and PNC (the "Credit Agreement"), including provision for ETC's tender of a promissory note to PNC, in the maximum principal amount of $12,000,000, to evidence ETC's obligation to repay the Revolving Loan (the "Revolving Note"), which matures on February 18, 2006. In addition, the Credit Agreement provides for the issuance by PNC of letters of credit under the Line of Credit.

         The obligations of ETC to PNC under the Credit Agreement are secured by
(i) the grant of a first and prior security interest in all of the personal property of ETC, Entertainment Technology Corporation ("Entertainment") and ETC Delaware, Inc. ("ETC Delaware"), each a wholly-owned subsidiary of ETC, pursuant to the terms of a Security Agreement, dated as of February 18, 2003, made by ETC, Entertainment and ETC Delaware in favor of PNC; (ii) ETC's grant of a first and prior security interest in all of ETC's accounts, deposits and all other negotiable and non-negotiable instruments owned by ETC, pursuant to the terms of a Bank Deposit Pledge Agreement, made as of February 18, 2003, by ETC in favor of PNC (iii) ETC's grant of a first and prior mortgage on all of ETC's real property, pursuant to the terms of an Open-End Mortgage and Security Agreement, made as of February 18, 2003, by ETC to and in favor of PNC; and (iv) ETC's grant of a first and prior security interest in all of ETC's right, title and interest to (a) all of the shares of capital stock of each of Entertainment and ETC Delaware owned by ETC and (b) sixty-five percent (65%) of the shares of capital stock owned by ETC of each of its foreign subsidiaries, pursuant to the terms of a Pledge Agreement, dated as of February 18, 2003, made by ETC to and in favor of PNC. In addition, the Credit Agreement requires that Entertainment and ETC Delaware guarantee ETC's obligations in accordance with the terms of a Guaranty, dated February 18, 2003, made by Entertainment and ETC Delaware in favor of PNC.

         In connection with the issuance of the Letter of Credit by PNC and the remarketing of the series of 2000 bonds backed by the Letter of Credit, ETC also entered into a (i) First Supplemental Trust Indenture with Wachovia, as trustee;
(ii) an Amendment to Remarketing Agreement, with Wachovia Securties Inc., as the remarketing agent of the series of 2000 bonds; and (iii) a Reimbursement and Security Agreement with PNC.

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         Lenfest provided senior subordinated convertible debt financing in the original principal amount of $10,000,000 to ETC (the "Lenfest Financing"). The terms of the Lenfest Financing are set forth in a Convertible Note and Warrant Purchase Agreement, dated as of February 18, 2003, between ETC and Lenfest (the "Purchase Agreement"), including provision for ETC's tender of a 10% senior subordinated convertible note payable to Lenfest, in the original principal amount of $10,000,000, which accrues interest at the rate of ten percent (10%) per annum and matures on February 18, 2009 (the "Convertible Note"). The Convertible Note entitles Lenfest to convert all or any portion of the outstanding principal thereunder into shares of ETC's common stock at a conversion price of $6.05 per share. The Convertible Note permits ETC to defer its quarterly payments of interest, which, upon deferral, will be added to principal and accrue interest thereon.

         In connection with the Lenfest Financing, ETC issued to Lenfest warrants to purchase 803,048 shares of ETC's common stock (the "Initial Lenfest Warrants"), at an exercise price per share equal to the lesser of (i) $4.00 or
(ii) two-thirds of the average daily high and low closing price of the common stock during the 25 day trading period immediately preceding the date of exercise (the "Market Price"). In addition, upon conversion of the Convertible Note by Lenfest and upon the grant by ETC of any of the 568,368 available, but unissued stock options under ETC's employee stock option plan, ETC is required to issue additional warrants entitling Lenfest to purchase that number of shares of common stock equal to ten percent (10%) of the shares of common stock issued upon conversion of the Convertible Note and issuable upon exercise of such stock options, as the case may be (the "Additional Lenfest Warrants," and together with the Initial Lenfest Warrants, collectively referred to as the "Lenfest Warrants"). Except for Additional Warrants issued to Lenfest upon conversion of principal on the Convertible Note resulting from deferred payments of interest, the maximum number of shares of common stock issuable upon exercise of the Additional Warrants shall be 222,126 and the maximum number of shares of common stock issuable upon all Lenfest Warrants shall be 2,678,067. ETC has agreed to register the resale of the shares of common stock issuable upon conversion of the Convertible Note and exercise of the Lenfest Warrants in accordance with the terms of a Registration Rights Agreement, dated as of February 18, 2003, between ETC and Lenfest.

         The obligations of ETC to Lenfest are secured by (i) the grant of a security interest, subordinated solely to the security interest granted by ETC to PNC, and any other security interest that by its terms ranks senior to the security interest granted to Lenfest, in all personal property of ETC, Entertainment and ETC Delaware, pursuant to the terms of a Security Agreement made as of February 18, 2003 by ETC, Entertainment and ETC Delaware in favor of Lenfest; and (ii) ETC's grant of a second mortgage on all of ETC's real property, pursuant to the terms of an Open-End Mortgage and Security Agreement, dated as of February 18, 2003, made by ETC in favor of Lenfest. In addition, Entertainment and ETC Delaware guaranteed ETC's obligations to Lenfest in accordance with a Guaranty Agreement, dated as of February 18, 2003, made by Entertainment and ETC Delaware in favor of Lenfest.

         In connection with the Lenfest Financing, ETC Asset Management, LLC ("EAM"), a holder of warrants to purchase 332,820 shares of common stock, consented to the transactions contemplated under the Credit Agreement and the Lenfest Financing and thereby agreed to waive, solely in connection therewith, its anti-dilution rights. In exchange for EAM's consent, ETC issued to EAM warrants to purchase an additional 105,000 shares of common stock. EAM's warrants have substantially the same terms as the Lenfest Warrants.

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         As ETC may issue shares of common stock representing greater than twenty percent (20%) of its issued and outstanding shares of common stock in connection with the Lenfest Financing, and because a portion of such shares will be issued at a price per share that is less than the greater of book value and market value of its common stock, ETC must obtain the approval of its shareholders to the Lenfest Financing to comply with Section 713 of the Listing, Standards, Policies and Requirements of the American Stock Exchange. As a result, ETC will hold a special meeting of its shareholders in April or May 2003 for the purpose of obtaining shareholder approval of the Lenfest Financing. ETC has set a record date of March 20, 2003. If ETC's shareholders do not approve the Lenfest Financing, then the exercise price of the Lenfest Warrants will be reduced from the initial exercise price to an exercise price per share equal to the lesser of (i) $2.00 or (ii) two-thirds of the Market Price.

         Prior to completing the Lenfest Financing, certain shareholders, holding shares of common stock currently representing more than 50% of the voting power of the issued and outstanding shares of common stock entitled to vote at the special meeting, agreed to enter into a Stockholders Voting Agreement, dated as of February 18, 2003, by and among William F. Mitchell, Chairman and President of ETC, Pete L. Stephens, M.D., EAM, Emerald Advisors, Inc., and Lenfest, pursuant to which the shareholders granted to William Mitchell an irrevocable proxy to vote all shares of common stock held by them or it in favor of the Lenfest Financing.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

         The following exhibits are filed herewith:

4.1 $10,000,000 Senior Subordinated Convertible Note, dated February 18, 2003, issued by ETC in favor of Lenfest
4.2 Stock Purchase Warrant, dated February 18, 2003, issued by ETC in favor of Lenfest
4.3 Stock Purchase Warrant, dated February 18, 2003, issued by ETC in favor of EAM
9.1 Stockholders Voting Agreement, entered into as of February 18, 2003, by and among William F. Mitchell, Pete L. Stephens, M.D., Emerald Advisors, Inc., EAM and Lenfest
10.1     Credit Agreement, dated as of February 18, 2003 between ETC and PNC
10.2 $12,000,000 Revolving Credit Note, dated February 18, 2003, issued by ETC in favor of PNC
10.3 Security Agreement, made and entered into as of February 18, 2003, by and between ETC, Entertainment, ETC Delaware and PNC


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10.4     Pledge Agreement, dated as of February 18, 2003, made by ETC in favor of PNC
10.5 Pledge Agreement (Bank Deposits), dated as of February 18, 2003, made by ETC in favor of PNC
10.6 Guaranty, dated as of February 18, 2003, made by Entertainment and ETC Delaware in favor of PNC
10.7 Open-End Mortgage and Security Agreement, made as of February 18, 2003, by ETC in favor of PNC
10.8 Convertible Note and Warrant Purchase Agreement, dated February 18, 2003, by and between ETC and Lenfest
10.9 Registration Rights Agreement, dated as of February 18, 2003, by and between ETC and Lenfest
10.10 Security Agreement, made and entered into as of February 18, 2003, by and among ETC, Entertainment, ETC Delaware and Lenfest
10.11 Guaranty, dated as of February 18, 2003, made by Entertainment and ETC Delaware in favor of Lenfest
10.12 Open-End Mortgage and Security Agreement, made as of February 18, 2003, by ETC in favor of Lenfest
10.13 Subordination and Intercreditor Agreement, dated as of February 18, 2003, among PNC, Lenfest and ETC
99.1     Press Release dated February 21, 2003




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        ENVIRONMENTAL TECTONICS CORPORATION
                                        Registrant

Date:  February 25, 2003               By /s/ Duane D. Deaner
                                        ------------------------------------
                                        Duane D. Deaner
                                        Chief Financial Officer





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                                  EXHIBIT INDEX

4.1 $10,000,000 Senior Subordinated Convertible Note, dated February 18, 2003, issued by ETC in favor of Lenfest
4.2 Stock Purchase Warrant, dated February 18, 2003, issued by ETC in favor of Lenfest
4.3 Stock Purchase Warrant, dated February 18, 2003, issued by ETC in favor of EAM
9.1 Stockholders Voting Agreement, entered into as of February 18, 2003, by and among William F. Mitchell, Pete L. Stephens, M.D., Emerald Advisors, Inc., EAM and Lenfest
10.1     Credit Agreement, dated as of February 18, 2003 between ETC and PNC
10.2 $12,000,000 Revolving Credit Note, dated February 18, 2003, issued by ETC in favor of PNC
10.3 Security Agreement, made and entered into as of February 18, 2003, by and between ETC, Entertainment, ETC Delaware and PNC
10.4 Pledge Agreement, dated as of February 18, 2003, made by ETC in favor of PNC
10.5 Pledge Agreement (Bank Deposits), dated as of February 18, 2003, made by ETC in favor of PNC
10.6 Guaranty, dated as of February 18, 2003, made by Entertainment and ETC Delaware in favor of PNC
10.7 Open-End Mortgage and Security Agreement, made as of February 18, 2003, by ETC in favor of PNC
10.8 Convertible Note and Warrant Purchase Agreement, dated February 18, 2003, by and between ETC and Lenfest
10.9 Registration Rights Agreement, dated as of February 18, 2003, by and between ETC and Lenfest
10.10 Security Agreement, made and entered into as of February 18, 2003, by and among ETC, Entertainment, ETC Delaware and Lenfest
10.11 Guaranty, dated as of February 18, 2003, made by Entertainment and ETC Delaware in favor of Lenfest
10.12 Open-End Mortgage and Security Agreement, made as of February 18, 2003, by ETC in favor of Lenfest
10.13 Subordination and Intercreditor Agreement, dated as of February 18, 2003, among PNC, Lenfest and ETC
99.1     Press Release dated February 21, 2003




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